2002 TARGET TERM TRUST INC.                                    SEMIANNUAL REPORT



                                                                   July 15, 1997

Dear Shareholder,

We are pleased to present you with the semiannual report for 2002 Target Term Trust Inc. for the six months ended May 31, 1997.


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------


    After a heady first quarter growth rate of 5.9%, the economy moderated substantially to achieve a second quarter pace estimated at 2.0%. While expectations of persistent above-trend growth and aggressive Federal Reserve tightening led bond yields to initially back up to 7.17% in mid-April, signs to the contrary amidst the continuation of low inflation generated investor interest in bonds by early May.

    Since then, the emergent view on the economy has been for some reversal in growth. While bond market participants have, over the period, acquired a greater confidence in the Federal Reserve's management of monetary policy, more critically abetting the market's runup has been a widening perception that the Greenspan Fed is likely to be pragmatic--and not driven strictly by classical resource utilization-based economic thought that currently argues for aggressive monetary tightening.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------


    For the six months ended May 31, 1997, the Trust achieved a total return of 1.26% based on the Trust's net asset value (NAV) and 4.40% based on the Trust's market value on May 31, 1997. During the same period, the Trust's benchmark, a U.S. Treasury note with a coupon of 6.375% maturing on August 15, 2002, had a total return of 0.25%. As of May 31, 1997, the Trust's net asset value per share was $14.63, while its share price on the New York Stock Exchange was $12.75 During the six-month period ended May 31, 1997, the Trust paid dividends totaling $0.4308 per share.

    The Trust's outperformance relative to its benchmark during the period was primarily due to its substantial allocation to mortgage-backed securities. These securities benefited from low volatility, stable mortgage prepayments and strong investor demand.

    As of May 31, 1997, Collateralized Mortgage Obligations (CMOs) accounted for 68.1% of the portfolio, slightly higher than their 66.4% allocation six months ago. During the period, CMOs enjoyed strong demand while their supply,

2002 TARGET TERM
TRUST INC.

Portfolio Breakdown
(% of portfolio assets
as of May 31, 1997)

[CHART]

CMOs                         68%

Mortgage Pass-
Through Securities           11%

Adjustable Rate
Morgage Securities           15%

Other                        6%

SEMIANNUAL REPORT

2002 TARGET TERM
TRUST INC.
FUND PROFILE

GOAL:
To return $15 per share to investors on or about November 30, 2002, while providing high monthly income

PORTFOLIO MANAGER/SUB-ADVISER:
Sharmin
Mossavar-Rahmani,
Goldman Sachs Funds
Management LP

TOTAL NET ASSETS:
$114.2 million as of
May 31, 1997

DIVIDEND PAYMENT:
Monthly

though rising, remained relatively low from a historical perspective.
Investors found the CMO sector particularly compelling due to the stable pace of mortgage prepayments, as well as its substantial yield over similar duration Treasury and non-Treasury alternatives. The Trust focused on short-duration CMO issues that offered more predictable cash flows.

    The Trust held a 15.0% position in adjustable rate mortgage securities
(ARMs), relatively unchanged from their weighting six months earlier. Like other mortgage subsectors, the ARM market was supported by low volatility and stable prepayments. In addition, investor interest in the sector increased as opportunities in similar duration alternatives diminished.

    The portfolio's allocation in mortgage pass-through securities was 10.5%, as of May 31, 1997, versus 13.3% last November. These securities contributed incremental yield and, being highly liquid, also provided attractive trading opportunities.

    Asset-backed securities (ABS) represented 4.9% of the portfolio as of May 31, 1997, up from 3.2% six months ago. During the period, the ABS sector experienced some selling pressure, in part due to negative credit events among selected credit card and sub-prime auto lenders. Nonetheless, positive fundamental and technical trends remained intact and spreads held firm.


OUTLOOK
--------------------------------------------------------------------------------

  The Trust's managers believe the uptick in the unemployment rate to 5% in May has reassured Fed officials of the efficacy of their decision to hold interest rates steady during the second quarter. Therefore, it now appears unlikely that officials will tighten monetary policy again this summer. Once the data indicates a resumption of upward momentum, however, additional tightening moves can be expected.

    Regarding specific fixed income sectors, while support for the mortgage-backed market remains strong, the portfolio managers believe spreads could widen should volatility increase or investor demand diminish in response to tighter spreads. For that reason, securities with more predictable cash flows will be emphasized. In the ABS sector, spreads have settled back into a fairly tight trading range, as concerns regarding systematic credit deterioration have largely subsided. Nonetheless, the portfolio managers will continue to emphasize issues with tight underwriting standards and strong servicing capabilities.

2002 TARGET TERM TRUST INC.                                    SEMIANNUAL REPORT



    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ MARGO N. ALEXANDER                 /s/ SHARMIN MOSSAVAR-RAHMANI
-----------------------------------    -----------------------------------
MARGO N. ALEXANDER                     SHARMIN MOSSAVAR-RAHMANI
President,                             Chief Investment Officer,
Mitchell Hutchins                      Domestic Fixed Income,
Asset Management Inc.                  Goldman Sachs Funds Management, L.P.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1997(UNAUDITED)

 PRINCIPAL
   AMOUNT
   (000)                                           MATURITY DATES       INTEREST RATES          VALUE
------------                                    --------------------   -----------------    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.74%
   $  971      GNMA..........................   10/15/22 to 11/15/22              7.000%    $     952,006
    4,488      GNMA..........................   01/15/23 to 07/15/23              7.500         4,501,725
      114      GNMA..........................         09/15/18                    9.000           121,182
    1,000      GNMA TBA......................           TBA                       7.000           980,310
                                                                                            -------------
Total Government National Mortgage
  Association Certificates
  (cost--$6,493,345).........................
                                                                                                6,555,223
                                                                                            -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--5.17%
    1,960+     FHLMC.........................         12/01/13                    6.000         1,848,185
    3,891+     FHLMC ARM.....................         08/01/19                    7.526         4,051,398
                                                                                            -------------
Total Federal Home Loan Mortgage Corporation
  Certificates
  (cost--$5,932,526).........................
                                                                                                5,899,583
                                                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.02%
    3,457+     FNMA ARM......................         08/01/22                    7.704         3,620,841
    1,000      FNMA TBA......................           TBA                       7.000           974,380
                                                                                            -------------
Total Federal National Mortgage Association
  Certificates (cost--$4,574,546)............                                                   4,595,221
                                                                                            -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--88.03%
    4,100      FHLMC Series 164, Class B2, B3
                 & B9........................         07/15/21                    9.500         4,293,750
    2,448+     FHLMC Series 1629, Class QC...         12/15/23                   10.000*        2,004,112
    3,942+     FHLMC Series 1645, Class B....         01/15/08                    5.500         3,625,548
    6,000+     FHLMC Series 1777-A, Class
                 M...........................         05/15/08                    6.500         5,770,320
    5,000+     FHLMC Series 1784, Class PG...         09/15/23                    8.000         5,183,600
    1,735+     FNMA Series 1994-11, Class
                 B...........................         06/25/18                    4.625         1,599,090
    2,439+     FNMA REMIC, Series 1988-12,
                 Class A.....................         02/25/18                   10.000         2,584,918
    6,216      CMC Securities Corporation,
                 Series 1992-A, Class A12....         10/25/22                    7.400         6,102,687
    6,084+     CMC Securities Corporation,
                 Series 1992-B, Class B11....         11/25/23                    7.375         5,914,561
    5,254      CMC Securities Corporation,
                 Series 1993-C, Class C3.....         04/25/08                    9.552         5,516,449
   11,377+     CMC Securities Corporation,
                 Series 1993-E, Class S10....         11/25/08                    6.500        10,751,548
      972      Citicorp Mortgage Securities,
                 Incorporated, Series 1994-6,
                 Class A4....................         03/25/09                    5.750           889,707
    6,677      Collateralized Mortgage
                 Obligation Trust, Series 64,
                 Class Z.....................         11/20/20                    9.000         7,227,514
    6,655+     Countrywide Mortgage Backed
                 Securities Incorporated,
                 Series 1994-C, Class A9.....         03/25/24                    6.500         6,268,343
   10,999      First Boston Mortgage
                 Securities Corporation,
                 Series 1993-1A,
                 Class 1A....................         04/25/06                    7.400        11,105,205
    6,308+     Housing Securities
                 Incorporated, Series 1994-1,
                 Class A13...................         03/25/09                    6.500         5,806,906
    1,882      Prudential Home Mortgage
                 Securities Corporation,
                 Series 1992-42, Class A2....         01/25/08                    6.250         1,872,868
    4,158      Prudential Home Mortgage
                 Securities Corporation,
                 Series 1993-38, Class A4....         09/25/23                    9.550         4,385,678
    3,281      Residential Funding Mortgage
                 Securities Incorporated,
                 Series 1992-S32, Class
                 A16.........................         09/25/22                    7.750         3,260,769
    3,871      Securitized Asset Sales,
                 Incorporated, Series 1994-5,
                 Class AM....................         07/25/24                    7.000         3,719,847
    1,075      Structured Asset Securities
                 Corporation, Series 1993-C1,
                 Class A1A...................         10/25/24                    6.600         1,066,663
    1,627+     Structured Asset Securities
                 Corporation, Series 1995-3A,
                 Class 1A1...................         01/28/24                    7.000         1,558,494
                                                                                            -------------
Total Collateralized Mortgage Obligations
  (cost--$99,009,649)........................                                                 100,508,577
                                                                                            -------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE
OBLIGATIONS*--21.19%
    2,771      DLJ MORTGAGE ACCEPTANCE
                 CORPORATION, SERIES 1996-Q6,
                 CLASS A1....................         07/25/26                    6.125         2,770,863
    2,733      HOUSING SECURITIES
                 INCORPORATED, SERIES 1992-5,
                 CLASS A.....................         06/25/22                    7.473         2,820,314

2002 TARGET TERM TRUST INC.

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 PRINCIPAL
   AMOUNT
   (000)                                           MATURITY DATES       INTEREST RATES          VALUE
------------                                    --------------------   -----------------    -------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE
OBLIGATIONS*--(CONCLUDED)
   $3,421      Resolution Trust Corporation,
                 Series 1992-16, Class A4....         08/25/22                    7.557%    $   3,471,817
    2,191      Ryland Mortgage Securities
                 Corporation, Series 1, Class
                 A2..........................         08/25/23                    7.575         2,216,621
    1,296      Ryland Mortgage Securities
                 Corporation, Series 1991-17,
                 Class A1....................         10/25/21                    7.013         1,297,425
    1,638      Ryland Mortgage Securities
                 Corporation, Series 1992-L9,
                 Class A2....................         07/25/22                    7.800         1,645,311
    1,563      Ryland Mortgage Securities
                 Corporation, Series
                 1992-L10, Class A...........         08/25/22                    7.706         1,567,515
    4,509      Salomon Brothers Mortgage
                 Securities VII, Series
                 1994-20, Class A............         08/01/24                    8.058         4,638,544
    3,750      Salomon Brothers Mortgage
                 Securities VII, Series
                 1996-3, Class 1A2...........         06/25/26                    6.068         3,761,521
                                                                                            -------------
Total Adjustable Rate Collateralized Mortgage
  Obligations (cost--$24,058,798)............                                                  24,189,931
                                                                                            -------------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--8.36%
       50      FNMA REMIC Trust, Series
                 1991-G-15, Class S***.......         06/25/21                   27.244(1)        983,138
    3,000+     FNMA REMIC Trust, Series
                 1991-G-35, Class N**........         10/25/21                    7.557(1)      2,216,250
       19      FNMA REMIC Trust, Series
                 1992-G-44, Class GA***......         05/25/03                   14.600(1)        628,068
   10,255+     FNMA REMIC Trust, Series
                 1993-101, Class A***........         06/25/08                    7.000           978,672
    3,293+     FNMA REMIC, Series 151, Class
                 2***........................         07/25/22                    9.500         1,042,724
        9      Structured Asset Securities
                 Corporation, Series 1992-M1,
                 Class A3***.................         11/25/07                   11.000(1)      3,142,341
        9      Structured Asset Securities
                 Corporation, Series 1992-M1,
                 Class A4***.................         11/25/07                   11.000(1)        559,208
                                                                                            -------------
Total Stripped Collateralized Mortgage
  Obligations (cost--$9,469,972).............                                                   9,550,401
                                                                                            -------------
ASSET BACKED SECURITIES--6.96%
    5,550      Discover Card Master Trust I
                 Series 1996-4, Class A......         10/16/13                    6.063*        5,637,746
    2,192      Mid-State Trust IV, Series 4,
                 Class A.....................         04/01/30                    8.330         2,310,414
                                                                                            -------------
Total Asset Backed Securities
  (cost--$7,859,484).........................                                                   7,948,160
                                                                                            -------------
REPURCHASE AGREEMENT--2.14%
    2,449      Repurchase Agreement dated
                 05/30/97, with Nikko
                 Securities Company
                 International, Incorporated,
                 collateralized by $2,507,000
                 Federal Home Loan Mortgage
                 Corporation Certificates,
                 7.500% due 03/01/17;
                 proceeds: $2,450,139
                 (cost--$2,449,000)..........         06/02/97                    5.580         2,449,000
                                                                                            -------------
                                                                                              161,696,096
Total Investments (cost--$159,847,321)--141.62%.........................................
                                                                                              (47,519,388)
Liabilities in excess of other assets--(41.62%).........................................
                                                                                            -------------
Net Assets--100.00%.....................................................................    $ 114,176,708
                                                                                            -------------
                                                                                            -------------

-----------------

ARM-- Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of May 31, 1997.

TBA-- (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC--Real Estate Mortgage Investment Conduit

* Floating Rate Securities. The interest rate shown is the current rate as of May 31, 1997.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Lehman Brothers Incorporated, maturing June 2,
   1997) and/or futures transactions.

(1) Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

                                                                                             UNREALIZED
  NUMBER OF                                                                                 APPRECIATION
  CONTRACTS           CONTRACTS TO DELIVER          IN EXCHANGE FOR      EXPIRATION DATE    (DEPRECIATION)
-------------    ------------------------------   --------------------   ----------------   -------------
       125       10 year United States Treasury
                   Notes.......................       $13,316,398        Jun 97 to Sep 97   $   (122,509)
       115       30 year United States Treasury
                   Bonds.......................       $12,877,398        Jun 97 to Sep 97        227,054
       164       90 day Eurodollars............       $38,381,242        Jun 97 to Mar 99        (78,095)
                                                                                            -------------
                                                                                                  26,450
                                                                                            -------------

                      CONTRACT TO RECEIVE
                 ------------------------------
       504       5 year United States Treasury
                   Notes.......................       $53,366,857             Jun 97            (147,608)
                                                                                            -------------
                                                                                            $   (121,158)
                                                                                            -------------
                                                                                            -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1997(UNAUDITED)

ASSETS
Investments in securities, at value
  (cost--$159,847,321)..................   $ 161,696,096
Receivable for investments sold.........         236,452
Interest receivable.....................       1,312,054
Variation margin receivable.............          31,499
Deferred organizational expenses........          26,271
Other assets............................          17,354
                                           -------------
Total Assets............................     163,319,726
                                           -------------

LIABILITIES
Payable for reverse repurchase
  agreements............................      46,300,000
Payable for investments purchased.......       1,952,748
Payable to custodian....................         534,799
Payable for interest on reverse
  repurchase agreements.................         218,843
Payable to investment adviser and
  administrator.........................          67,685
Accrued expenses and other
  liabilities...........................          68,943
                                           -------------
Total liabilities.......................      49,143,018
                                           -------------

NET ASSETS
Capital Stock--$0.001 par value; total
  authorized 200,000,000 shares;
  7,802,867 shares issued and
  outstanding...........................     113,974,139
Undistributed net investment income.....       4,383,879
Accumulated net realized losses from
  investments and futures
  transactions..........................      (5,908,927)
Net unrealized appreciation of
  investments and futures...............       1,727,617
                                           -------------
Net assets applicable to shares
  outstanding...........................   $ 114,176,708
                                           -------------
                                           -------------
Net asset value per share...............          $14.63
                                           -------------
                                           -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                            FOR THE SIX
                                              MONTHS
                                               ENDED
                                           MAY 31, 1997
                                            (UNAUDITED)
                                           -------------

INVESTMENT INCOME:
Interest................................   $  6,073,552
                                           -------------

EXPENSES:
Interest expense........................      1,301,151
Investment advisory and
  administration........................        398,221
Reports and notices to shareholders.....         72,603
Legal and audit.........................         68,177
Excise tax expense......................         43,150
Custody and accounting..................         34,912
Amortization of organizational
  expenses..............................         22,500
Transfer agency and service fees........         17,101
Directors' fees.........................          6,125
Other expenses..........................         25,061
                                           -------------
                                              1,989,001
                                           -------------
NET INVESTMENT INCOME...................      4,084,551
                                           -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.............        618,456
    Futures contracts...................        (63,676)
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................     (2,918,594)
    Futures.............................       (428,079)
                                           -------------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES.................     (2,791,893)
                                           -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   $  1,292,658
                                           -------------
                                           -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                              MONTHS        FOR THE YEAR
                                               ENDED            ENDED
                                           MAY 31, 1997     NOVEMBER 30,
                                            (UNAUDITED)         1996
                                           -------------    -------------

FROM OPERATIONS:
Net investment income...................   $  4,084,551     $  9,431,856
Net realized gains from investments and
  futures...............................        554,780          852,767
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............     (3,346,673)      (1,537,200)
                                           -------------    -------------
Net increase in net assets resulting
  from operations.......................      1,292,658        8,747,423
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................     (3,365,281)      (7,300,567)
                                           -------------    -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased..............     (1,027,037)     (20,924,583)
                                           -------------    -------------
Net decrease in net assets..............     (3,099,660)     (19,477,727)

NET ASSETS:
Beginning of period.....................    117,276,368      136,754,095
                                           -------------    -------------
End of period (including undistributed
  net investment income of $4,383,879
  and $3,664,609, respectively).........   $114,176,708     $117,276,368
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                            FOR THE SIX
                                              MONTHS
                                               ENDED
                                           MAY 31, 1997
                                            (UNAUDITED)
                                           -------------
CASH FLOWS PROVIDED FROM OPERATING
  ACTIVITIES:
Interest received.......................   $  6,759,258
Operating expenses paid.................       (644,990)
Interest paid...........................     (1,287,117)
Sale of short-term portfolio
  investments, net......................      1,192,000
Purchase of long-term portfolio
  investments...........................    (71,593,674)
Sale of long-term portfolio
  investments...........................     69,553,360
Variation margin paid on futures
  contracts.............................       (485,491)
                                           -------------
Net cash provided from operating
  activities............................      3,493,346
                                           -------------

CASH FLOWS USED FOR FINANCING
  ACTIVITIES:
Dividends paid to shareholders..........     (3,365,281)
Capital stock repurchased...............     (1,112,864)
Increase in reverse repurchase
  agreements............................        450,000
Increase in payable to custodian........        534,799
                                           -------------
Net cash used for financing
  activities............................     (3,493,346)
                                           -------------
NET CHANGE IN CASH......................              0
CASH AT BEGINNING OF PERIOD.............              0
                                           -------------
CASH AT END OF PERIOD...................   $          0
                                           -------------
                                           -------------
RECONCILIATION OF NET INCREASE IN NET
  ASSETS RESULTING FROM OPERATIONS TO
  NET CASH PROVIDED FROM OPERATING
  ACTIVITIES:
Net increase in net assets resulting
  from operations.......................   $  1,292,658
                                           -------------
Decrease in investments, at value.......     11,648,111
Decrease in receivable for investments
  sold..................................      6,942,227
Increase in interest receivable.........        (82,886)
Decrease in variation margin
  receivable............................          6,264
Decrease in other assets................          8,340
Decrease in payable for investments
  purchased.............................    (16,369,925)
Amortization of organizational
  expenses..............................         22,500
Increase in payable for interest on
  reverse repurchase agreements.........         14,034
Increase in payable to investment
  adviser and administrator.............            511
Increase in accrued expenses & other
  liabilities...........................         11,512
                                           -------------
                                              2,200,688
                                           -------------
Net cash provided from operating
  activities............................   $  3,493,346
                                           -------------
                                           -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Trust is expected to terminate on or about November 30, 2002. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed sixty months from the date the Trust commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Investments in mortgage-backed and U.S. Treasury obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's board of directors. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

  REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the six months ended May 31, 1997 was $46,208,333 at a weighted average interest rate of 5.59%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended May 31, 1997 was $49,350,000 as of December 31, 1996.

  DOLLAR ROLLS--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment, temporary differences do not require reclassification.

  On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs Funds Management, L.P. serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1997, was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................  $2,927,736
Gross depreciation (from investments having an excess of
  cost over value)..........................................  (1,078,961)
                                                              ----------
Net unrealized appreciation of investments..................  $1,848,775
                                                              ----------
                                                              ----------

  For the six months ended May 31, 1997, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $55,223,749 and $62,656,031, respectively.

FEDERAL TAX STATUS

  It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal income tax and excise tax.

  At November 30, 1996, the Trust had a net capital loss carryforward of $6,156,787. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire between November 30, 2002 and November 30, 2003. To the extent that such losses are used, as provided in the regulations to offset future net realized capital gains, it is probable that these gains will not be distributed.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of May 31, 1997, Mitchell Hutchins owned 7,418 shares.

  For the six months ended May 31, 1997, the Trust repurchased 80,200 shares of common stock at an average market price per share of $12.75 and a weighted average discount from net asset value of 12.96% per share. At May 31, 1997, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

  For the period July 10, 1995 (commencement of repurchase program) through November 30, 1996, the Trust repurchased 2,873,600 shares of common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88% per share.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                              FOR THE PERIOD
                                                                                               DECEMBER 31,
                                            FOR THE                                                1992
                                           SIX MONTHS           FOR THE YEARS ENDED          (COMMENCEMENT OF
                                             ENDED                 NOVEMBER 30,               OPERATIONS) TO
                                          MAY 31, 1997   ---------------------------------     NOVEMBER 30,
                                          (UNAUDITED)      1996        1995        1994            1993
                                          ------------   ---------   ---------   ---------   ----------------
Net asset value, beginning of period....     $14.88      $  14.37    $  12.70    $  14.68         $14.10
                                             ------      ---------   ---------   ---------        ------
Net investment income...................       0.53          1.13*       1.02*       0.93           0.89
Net realized and unrealized gains
 (losses) from investments..............      (0.37)        (0.05)*      1.36*      (1.90)          0.68
                                             ------      ---------   ---------   ---------        ------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................       0.16          1.08        2.38       (0.97)          1.57
                                             ------      ---------   ---------   ---------        ------
Dividends from net investment income....      (0.43)        (0.86)      (0.90)      (0.96)         (0.84)
Distributions from short-term capital
 gains..................................     --             --          --          (0.05)         (0.11)
                                             ------      ---------   ---------   ---------        ------
Total dividends and distributions to
 shareholders...........................      (0.43)        (0.86)      (0.90)      (1.01)         (0.95)
                                             ------      ---------   ---------   ---------        ------
Net increase in net asset value
 resulting from repurchase of common
 stock..................................       0.02          0.29        0.19       --           --
                                             ------      ---------   ---------   ---------        ------
Offering costs charged to capital.......     --             --          --          --             (0.04)
                                             ------      ---------   ---------   ---------        ------
Net asset value, end of period..........     $14.63      $  14.88    $  14.37    $  12.70         $14.68
                                             ------      ---------   ---------   ---------        ------
                                             ------      ---------   ---------   ---------        ------
Per share market value, end of period...     $12.75      $  12.63    $  12.50    $  11.25         $14.00
                                             ------      ---------   ---------   ---------        ------
                                             ------      ---------   ---------   ---------        ------
Total investment return(1)..............       4.40%         8.07%      19.85%     (12.79)%         5.94%
                                             ------      ---------   ---------   ---------        ------
                                             ------      ---------   ---------   ---------        ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)...............................    $114,177      $117,276    $136,754    $136,562       $157,888
Expenses to average net assets+.........       3.49%**       3.13%       3.42%       2.72%          1.79%**
Net investment income to average net
 assets.................................       7.18%**       7.74%       7.44%       6.82%          6.67%**
Portfolio turnover rate.................         34%          127%        103%        108%           355%
Asset coverage++........................     $3,366         $3,261      $4,013      $3,023        $3,110

-----------------

*  Calculated using average daily shares outstanding for the period

** Annualized

+ These ratios include 2.29%, 1.93%, 2.50%, 1.82% and 0.91% related to interest expense for the periods ended May 31, 1997, November 30, 1996, 1995 and 1994, and for the period December 31, 1992 to November 30, 1993, respectively, which represents the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44 billion in assets under management as of June 30, 1997. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

  The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

DISTRIBUTION POLICY

  The Trust has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE, or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with the Plan.

----------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.                 Mary C. Farrell
CHAIRMAN                               Meyer Feldberg
Margo N. Alexander                     George W. Gowen
Richard Q. Armstrong                   Frederic V. Malek
Richard R. Burt                        Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander                     Dianne E. O'Donnell
PRESIDENT                              VICE PRESIDENT AND SECRETARY

Victoria E. Schonfeld                  Paul H. Schubert
VICE PRESIDENT                         VICE PRESIDENT AND TREASURER

INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE TRUST WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THE REPORT.

               [Logo}
-C-1997 PaineWebber Incorporated
            Member SIPC


MAY 31, 1997

------------------------------------
2002 TARGET
TERM TRUST INC.

SEMIANNUAL REPORT